UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2014

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54111	98-0468420
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

9530 Main Street	14031
Clarence, New York	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e):          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2014, the stockholders of 22nd Century Group, Inc. (the “Company”) approved the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan (the “Plan”). The Plan allows for the granting of equity and cash incentive awards to eligible individuals over the life of the Plan, including the issuance of up to 5,000,000 shares of the Company’s common stock pursuant to awards under the Plan.  The Plan was filed as Appendix B to the Company’s definitive proxy statement filed March 4, 2014 and the terms thereof are incorporated herein by reference.

Item 5.07(a) and (b):          Submission of Matters to a Vote of Security Holders.

On April 12, 2014, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: To approve an amendment to the Company’s articles of incorporation to provide for a classified board of directors. In accordance with the voting results listed below, the amendment to the Company’s articles of incorporation has been approved.

For	Against	Abstain	Broker Non-Votes
33,574,069	2,474,069	69,021	11,227,705

Proposal Two: The board of directors nominated five director nominees to stand for election at the 2014 meeting and each of the nominees was elected by a plurality of the votes present and entitled to vote at the meeting. Since Proposal One was approved, the director nominees were elected to serve in each of the following classes of directors: (i) Henry Sicignano, III and Richard M. Sanders were elected as Class I directors with an initial term expiring at the 2015 annual meeting of stockholders; (ii) Joseph Pandolfino and Joseph Alexander Dunn were elected as Class II directors with an initial term expiring at the 2016 annual meeting of stockholders; and (iii) James W. Cornell was elected as a Class III director with an initial term expiring at the 2017 annual meeting of stockholders and, in each instance, until their successors have been elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James W. Cornell	33,648,951	2,467,232	11,227,705
Henry Sicignano, III	33,727,926	2,388,257	11,227,705
Joseph Pandolfino	33,749,426	2,366,757	11,227,705
Joseph Alexander Dunn	32,913,951	3,202,232	11,227,705
Richard M. Sanders	28,909,019	7,207,164	11,227,705

Proposal Three: To approve an advisory resolution on executive compensation for fiscal year 2013. In accordance with the voting results listed below, the Company’s executive compensation for fiscal year 2013 has been approved.

For	Against	Abstain	Broker Non-Votes
33,422,407	2,422,957	270,819	11,227,705

Proposal Four: To approve the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan. In accordance with the voting results listed below, the 22nd Century Group, Inc. 2014 Omnibus Incentive Plan has been approved.

For	Against	Abstain	Broker Non-Votes
32,979,619	2,738,268	398,296	11,227,705

Proposal Five: The board of directors selected the accounting firm of Freed Maxick CPAs, P.C. to serve as the Company’s independent registered certified public accounting firm for fiscal 2014. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, Freed Maxick CPAs, P.C. will serve as the independent registered certified public accountants for fiscal 2014.

For	Against	Abstain
47,065,674	19,381	258,833

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation (incorporated by reference from Appendix A to the Company’s definitive proxy statement filed March 4, 2014)

Exhibit 10.1	22nd Century Group, Inc. 2014 Omnibus Incentive Plan (incorporated by reference from Appendix B to the Company’s definitive proxy statement filed March 4, 2014)

Exhibit 10.2	Form of Restricted Stock Award Agreement under 22nd Century Group, Inc. 2014 Omnibus Incentive Plan (filed herewith)

Exhibit 10.3	Form of Stock Option Award Agreement under 22nd Century Group, Inc. 2014 Omnibus Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

Date: April 14, 2014	/s/Joseph Pandolfino
Joseph Pandolfino
Chief Executive Officer